SHARE CAPITAL (Tables)	6 Months Ended
Jun. 30, 2026
Schedule of fair value and allocation between share capital and contributed surplus
	2026-06-30		2025-12-31
	Number	$	Number	$
Opening balance	13,069,567	86,606,375	195,647	54,994,088
Issue of share capital	15,149	47,796	12,860,587	31,364,312
Convertible debenture	—	—	—	(142,571)
Debenture conversion in share capital	—	—	13,333	390,546
Issue of warrants	—	—	—	—
Closing balance	13,084,716	86,654,171	13,069,567	86,606,375